Exhibit 99.1

SAb BIOTHERAPEUTICS

Next Generation Biologics in Immunology
Solution for Complex Diseases

BIO CEO and Investor Conference | February 2023



Eddie J. Sullivan, PhD
President and CEO

Forward-Looking Statements

The material in this presentation has been prepared by SAB Biotherapeutics, Inc. ("SAB") and is general background information about SAB's activities current as of the date of this presentation. This information is given in summary form and is not intended to be complete. Information in this presentation, including financial forecasts, should not be considered advice or a recommendation to investors or potential investors in relation to holding, purchasing, or selling securities or other financial products or instruments and does not take into account any particular investment objectives, financial situation or needs.

This presentation may contain forward-looking statements including statements regarding our intent, belief, or current expectations with respect to SAB's businesses and operations, market conditions, results of operations and financial condition, capital adequacy, specific provisions, and risk management practices. Readers are cautioned not to place undue reliance on these forward-looking statements. SAB does not undertake any obligation to update any information herein for any reason or to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events unless required by law. While due care has been used in the preparation of forecast information, actual results may vary in a materially positive or negative manner and the presentation may contain errors or omissions. Forecasts and hypothetical examples are subject to uncertainty and contingencies outside SAB's control. Past performance is not a reliable indication of future performance. The forward-looking statements contained or implied in this presentation are subject to other risks and uncertainties, including those discussed under the heading "Risk Factors" in SAB's most recent Annual Report on Form 10-K with the Securities and Exchange Commission (the "SEC") and in other filings that SAB makes with the SEC.

Unless otherwise specified, information is current at the date hereof.

The SAB logo and other trademarks of SAB appearing in this presentation are the property of SAB. All other trademarks, services marks, and trade names in this presentation are the property of their respective owners.

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SAB Biotherapeutics Fact Sheet


TARGET
pAbs
SAb BIOTHERAPEUTICS

2
Years or less from concept to IND filing

11
Anti-infective assets with proven efficacy in Discovery or Development stages

90
Percent success rate from concept to IND and beyond

700
Subjects treated with SAB therapeutics in clinical trials across DIVERSITAB platform

0
Assets to date that lost efficacy to escape mutants

1
Only company to produce unlimited supply of fully-human broadly neutralizing pAbs without need for human donors

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Demonstrated as a Novel Discovery Platform for Human Monoclonal and Polyclonal Antibodies


Telomere
IgK
hChr 2
Centromere
IgH
hChr 14
Telomere
Antigen
Patented animals produce human antibodies
Hyper Immunization with Antigen
Targeted Human Antibody Production
Titer/Potency Monitoring
Avidity matured PBMCs available for screening in 5-9 weeks
PBMC or Lymph Tissue Collection
Plasma Collection
B cell Isolation
Downstream Processes:
• Antigen specific Fluorescence Activated Cell Sorting (FACS)
• Single B cell clone
• Proteome/Transcriptome
• Hybridoma generation
• Molecular Cloning
Plasma-derived human polyclonal antibodies
Quick Proof-of-Concept Test
Efficacy Tests:
• In vitro
• In vivo
Generation of recombinant human monoclonal /oligoclonal antibodies

Human Artificial Chromosome (HAC):
~17Mb contains the entire unarranged VDJ human immunoglobulin loci (IgH + IgK)

PBMC: Peripheral Blood Mononuclear Cells
VDJ: Variable, Diversity and Joining

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SAB Human Polyclonal Antibodies: Next Generation of Biologics

Key Product Differentiators vs Monoclonal Antibodies:

- Multi-target capability in a single therapeutic
  - ✓ Natural multi-epitope targeted pAb selected and produced *in vivo*
  - ✓ Ability to target multiple disease pathways at once increase potential for superior efficacy
- Specifically driven high-potency antibody titers and avidity
- Effective against escape mutants with reduced possibility for resistance
- Proven ability to target multiple human autoantibodies to treat autoimmune diseases
- More cost and time effective R&D development
- No current risk of biosimilar competition

FDA: CENTER FOR **BIOLOGICS** EVALUATION & RESEARCH (CBER)


TARGET
pathway 1
TARGET
pathway 2

Natural mixture of many **human** antibodies that bind to multiple epitopes is regulated as a single product

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Biologic Pipeline with Broad Polyclonal Therapeutic Reach

R&D PIPELINE

	PRODUCT	INDICATION	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
RESPIRATORY	SAB-185	COVID-19					Phase 3 Trial (NIH ACTIV-2)
RESPIRATORY	SAB-176	PAN INFLUENZA	Phase 1 Trial & Phase 2a Challenge Study Top line results available				
GASTROINTESTINAL	SAB-195	CLOSTRIDIOIDES DIFFICILE					
IMMUNOLOGY	SAB-142	TYPE 1 DIABETES					
IMMUNOLOGY	SAB-142	ORGAN TRANSPLANT REJECTION OR APLASTIC ANEMIA					
IMMUNOLOGY	ANTI-IDIOTYPE SERIES	SYSTEMIC LUPUS ERYTHEMATOSUS, TYPE 1 DIABETES, RHEUMATOID ARTHRITIS					
ONCOLOGY	SAB-162						

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Clinical Development Programs: Asset Progress

2023
- SAB-195 IND (CDI, targeting H2 2023-H1 2024)
- SAB-176 2023-2024 flu season Phase 2b FPI

2024
- SAB-142 IND (T1D)
- SAB-142 Phase 1/POBA FPI
- SAB-195 Phase 1/POBA FPI
- SAB-195 Phase1/POBA topline
- SAB-176 2023-2024 flu season Phase 2b topline

2025
- SAB-142 Phase 1/POBA ongoing
- SAB-195 Phase 2 topline
- SAB-176 Phase 3 FPI

2026
- SAB-142 Phase 1/POBA topline
- SAB-195 Phase 3 FPI

FPI: *First Patient In*
POBA: *Proof of Biological Activity*
HV: *Healthy Volunteers*
CDI: *Clostridioides Difficile Infection*
T1D: *Type 1 Diabetes*

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Only SAB-176 Provides Potential for "EVERGREEN" Influenza Biologic with Low Risk of Escape Mutants

First-in-class fully-human polyclonal antibody treatment aimed to provide superior long-lasting efficacy for prophylaxis and management of influenza in patients at high-risk

	Oseltamivir	Baloxavir marboxil	Broadly neutralizing human polyclonal SAB-176
Mechanism of Action (MoA):			
• Neuraminidase inhibitor	✓	☒	☒
• Polymerase acidic (PA) endonuclease inhibitor	☒	✓	☒
• Blocks virus from entering the host cell: neutralization of their infectivity	☒	☒	✓
• Opsonization, Complement activation, ADCC of the virus	☒	☒	✓
Single Dose	☒	✓	✓
• Extended protection against viral shedding, recrudescent infection, or new infection with another influenza strain	☒	☒	✓
Low risk of antiviral resistance/escape mutants while being treated	☒	☒	✓
Potential to treat patients infected with anti-viral resistant strains	☒	☒	✓

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Established Proof-of-Concept for SAB-176: Met Primary Endpoint of Viral Load Reduction in Phase 2a Challenge Study

Achieved Statistically Significant (p = 0.026) Reduction in Viral Load

Mean Viral Load by Nasal Samples qRT-qPCR by Day Relative to Viral Challenge


Day Relative to Viral Challenge

SAB-176 Achieved Statistically Significant (p = 0.013) Improvement in Symptoms at Day 4

Mean Total Symptom Score by Day Relative to Viral Challenge


Day Relative to Viral Challenge

SAB-176 Shortened Time of Viral Shedding as Measured by Lack of Culturable Virus

Time to Resolution of Positive Viral Cultures Following First Positive Culture Starting 2 Days After Intranasal Viral Challenge


Kaplan-Meier Estimate
Time (hours)
Treatment Group: SAB-176 (N=11) Placebo (N=16)

SAB-176 not specifically targeted to pH1N1 strain used in challenge study

Statistically significant reduction in virus load confirms high cross reactivity to pandemic strain (not targeted with immunogen)

Reinforces ability to generate broadly neutralizing antibodies to viral variants

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Only SAB-195 Can Target Multiple C. diff Antigens and Toxins in One Therapeutic

First-in-class fully-human polyclonal antibody treatment with dual mechanism of action designed to treat severe CDI and reduce CDI recurrence in high-risk patients

	Antibiotics	Monoclonal Antibodies (bezlotoxumab)	Polyclonal Broadly Neutralizes C. diff Specific Antibody SAB-195
Mode of Action (MoA) Targets:			
• C. diff Spores	☒	☒	✓
• C. diff Bacteria	✓	☒	✓
• Toxin A	☒	☒	✓
• Toxin B	☒	✓	✓
• Binary toxin CDT	☒	☒	✓
Single Dose	☒	✓	✓
Indications:			
• To treat Clostridioides difficile-associated diarrhea (CDAD)	✓	☒	✓
• To reduce recurrence of Clostridium difficile infection (CDI) in patients at high risk for CDI recurrence	☒	✓	✓

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SAB-195 Preclinical Data

Tc bovine Immunized with Antigen Fusion Proteins Constructed from Receptor Binding Domain of C. diff Toxin A (TcdA), C. diff Toxin B (TcdB)(630) and (TcdB)(027) and Binary Toxin (CDT)



B
C. difficile strain 630
100
75
50
25
0
Percent survival
0 1 2 3 4 5 6 7 8
Day
*p<0.001
PBS
Anti-T+Q-toxin hIgG (60mg/kg)
Anti-T+Q-toxin hIgG (10 mg/kg)
C
C. difficile B1/NAP1/027
*p<0.001

Tc bovine-derived anti-quadrivalent toxin hIgG provided 90% to 100% protection in hamsters against CDI strain 630 or more virulent epidemic strain NAP1

- Clostridium difficile chimeric toxin receptor binding domain vaccine induced protection against different strains in active and passive challenge models. Jing-Hui Tian a, Gregory Glenn a, David Flyer a, Bin Zhou a, Ye Liu a, Eddie Sullivan b, Hua Wu b, James F. Cummings a, Larry Ellingsworth a,?, Gale Smith
- https://pubmed.ncbi.nlm.nih.gov/28669616/#:~:text=Vaccine.33)%3A4079%2D4087

SAB-142: Only Fully-Human Polyclonal Anti-Thymocyte Immunoglobulin

First-in-class fully human polyclonal antibody treatment aimed to provide superior efficacy for delaying onset of clinical Stage 3 Type 1 Diabetes (T1D)

	Teplizumab	Low Dose ATG	SAB-142
Mechanism of Action (MoA):			
• Anti-CD3	✓	☒	☒
• Anti-thymocyte	☒	✓	✓
Modality			
• Monoclonal Ab	✓	☒	☒
• Polyclonal Abs	☒	✓	✓
Fully-human	☒	☒	✓
Short dosing regimen	☒	✓	✓
Potential for redosing	✓	☒	✓

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SAB-142: GLP Tox Study Results Enable IND Submission

Objectives:

- Determine the potential toxicity of SAB-142 vs. an anti-thymocyte globulin (ATG) when given by single intravenous infusion to non-human primates
- Characterize mechanism of action, toxicokinetic & immunogenicity profile of SAB-142

Results:

- GLP-tox study demonstrated SAB-142 is well tolerated at escalating doses tested
- Both SAB-142 and its active control, an FDA-approved rabbit-derived ATG, induced transient and prolonged lymphodepletion for the duration of the study. The dynamics of such depletion appears to be more prolonged with SAB-142 treatment in a dose-dependent manner


Lymphocytes
(Average Percent from Predose)
180
160
140
120
100
80
60
40
20
0
Average (%)
Predose
2
5
8
14
21
28
Sample Timepoint (days post treatment)
SAB 1 mg/kg
SAB 5 mg/kg
SAB 10 mg/kg
ATG 5 mg/kg

DiversitAb™ Platform Anti-ID Proof of Principle in Autoimmune Disease

Multi-target capability in a single therapeutic
Ability to target multiple autoantibodies at once increase potential for superior efficacy

Known mAb autoantibodies were selected and used as antigens for hyperimmunization

IgG1 isotype (mAbG1)



IgG4 isotype (mAbG4)



pAbs generated by hyperimmunization with selected mAbs showed binding to the variable region and blocked in vitro functional effects


Anti-IgG1 pAbs
Anti-IgG4 pAbs
mAbG1
mAbG4


Tc Bovine™
Transchromosomic bovine genetically designed to produce human antibodies
Hyperimmunization
Tc Bovine inoculated with target disease antigen to generate antibodies
Human Antibody Production
Bovine produce human antibodies to disease target that circulate in the blood stream
Plasmapheresis
Antibodies are collected in the form of plasma
Purification
Purification process isolates antibodies from plasma
Human Antibodies
Purified and formulated human polyclonal antibodies

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DiversitAb™ Anti-Variable/Anti-ID hpAbs are Specific to the Variable Region

100X Excess
Competitive Ab/Fragments



Tc bovine sample	mAbG1 (TcBovine Antigen)	mAbG4-like Fab Fragment	mAbG1-like Fc Fragment	mAbG1-like framework
Pre-Immunization	-2.3	-4.7	3.9	-8.6
V3 hIgG	**99.9**	13.6	19.3	15.5
V4 hIgG	**100.0**	10.2	10.7	4.8
V5 hIgG	**100.0**	16.0	22.2	11.2

100X Excess
Competitive Ab/Fragments



Tc bovine sample	mAbG4 (TcBovine Antigen)	mAbG4-like Fab Fragment	mAbG4-like Fc Fragment	mAbG4-like framework
Pre-Immunization	3.1	-3.8	6.9	6.1
V3 hIgG	**99.8**	**99.7**	-12.7	-8.9
V4 hIgG	**99.9**	**99.0**	14.6	10.0
V5 hIgG	**99.9**	**99.5**	10.0	7.8

- Pretreatment with various antibodies or variable region fragments
- Analyzed using bridging immunoassays
- Data shown is percent inhibition, indicating specificity of binding to variable regions

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Comparison of Treatments for System Lupus Erythematosus (SLE)

	Immunosuppressive Therapies (i.e., anti-malarial drugs, corticosteroids, immunosuppressants)	**Biologics** (i.e., mAb Belimumab: anti-B-lymphocytic stimulator)	**SAB's Anti-ID Polyclonal Antibodies**
Mechanism of Action (MoA):			
• General Immune Suppression	✔	✔	☒
• Suppression of all B cells	✔	✔	☒
• Suppression/elimination of specific autoreactive antibody and its B cell clone	☒	☒	✔
• Activity against related mutated antibodies and B cell clones (somatic hypermutation)	☒	☒	✔
Potential for extended remission without immune suppression	☒	☒	✔
Potential for personalized medicine	☒	☒	✔

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Summary

- **DiversitAb™ Platform:** Innovative DiversitAb™ platform produces a new class of targeted fully-human, highly-potent polyclonal antibodies, with a broad efficacy spectrum in a broad range of indications.
- **Platform** is well-positioned to address complex diseases with targeting multiple epitopes & pathways in one therapeutic; it has potential to exceed industry PTRS and timelines benchmarks
- **SAB-176:** First-in-class fully-human polyclonal antibody treatment aimed to provide superior efficacy for prophylaxis and management of influenza in patients at high-risk, planned initiation of Phase 2b trial in 2H 2023.
- **SAB-195:** Preclinical data supports potential for competitive efficacy as first-line polyclonal antibody therapy for severe CDI in patients who are at a high risk for recurrences, expect to file IND in H2 2023-H1 2024.
- **SAB-142:** First-in-class fully-human polyclonal antibody treatment aimed to provide superior efficacy for delaying onset of clinical Stage 3 Type 1 Diabetes. IND-enabling GLP tox successfully completed with IND submission expected in 2023-2024.

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